UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

February 14, 2022

Date of Report

(Date of earliest event reported)

BLUCORA, INC.

(Exact name of registrant as specified in its charter)

delaware	000-25131	91-1718107
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3200 Olympus Boulevard, Suite 100
Dallas, Texas 75019

(Address of principal executive offices)

(972) 870-6400

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BCOR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On February 14, 2022, Blucora, Inc. (the “Company”) issued a press release addressing the announcement by Engine Capital LP regarding its notice of nomination of directors for election to the board of directors of the Company at the 2022 annual meeting of stockholders (the “2022 Annual Meeting”). A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

The Company, its directors and certain of its executive officers are participants in the Company’s solicitation of proxies from stockholders in connection with the 2022 Annual Meeting. The names of such directors and executive officers and their respective interests in the Company by security holdings or otherwise are set forth below.

Participant	Number of Shares(1)	Percentage Ownership(1)
Steven Aldrich, Director	16,476	*
Ann J. Bruder, Chief Legal, Development & Administrative Officer	158,553	*
Mark A. Ernst, Director	92,438(2)	*
E. Carol Hayles, Director	6,692	*
Marc Mehlman, Chief Financial Officer	56,147(3)	*
Tina Perry, Director	4,630	*
Georganne C. Proctor, Director	13,733	*
Karthik Rao, Director	11,811	*
Jana R. Schreuder, Director	18,438	*
Christopher W. Walters, President, Chief Executive Officer & Director	375,298	*
Mary S. Zappone, Director	73,747	*

*	Less than 1%
(1)	The beneficial ownership set forth in the table is determined in accordance with the rules of the U.S. Securities and Exchange Commission. The percentage of beneficial ownership is based on 48,636,663 shares of Company common stock outstanding as of February 13, 2022.
(2)	This includes 14,000 shares of Company common stock held by Bellevue Capital LLC. Mr. Ernst is the managing partner of Bellevue Capital LLC.
(3)	This includes 2,025 shares of Company common stock held by Mr. Mehlman’s spouse.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press release, issued on February 14, 2022
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: February 14, 2022

BLUCORA, INC.

By:	/s/ Ann J. Bruder
Ann J. Bruder
Chief Legal, Development and Administrative Officer and Secretary